SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 29, 2009

MAXXAM INC.
(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-3924
(Commission File Number)

95-2078752
(I.R.S. Employer Identification Number)

1330 Post Oak Boulevard Suite 2000 Houston, Texas (Address of Principal Executive Offices)	77056 (Zip Code)

Registrant’s telephone number, including area code: (713) 975-7600

Not Applicable
(Former name, former address and
former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Registrant has previously disclosed the bankruptcy proceedings of the Company’s former forest products subsidiaries, The Pacific Lumber Company and its subsidiaries, including the loss entirely of the Company’s equity interests in these subsidiaries upon consummation of the MRC/Marathon Plan (the plan of reorganization approved by the Bankruptcy Court).  The Registrant has also previously disclosed that various parties had appealed the matter to the Fifth Circuit.  On September 29, 2009, the Fifth Circuit issued a ruling that reversed certain liability releases of plan proponents that were part of the MRC/Marathon Plan, remanded one matter to the Bankruptcy Court for further consideration, and otherwise rejected the appeal.  The Company is in the process of evaluating the decision and its potential effect on the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXXAM INC.

Date: October 7, 2009	By:	/s/ M. Emily Madison
	Name:	M. Emily Madison
	Title:	Vice President, Finance

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